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Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of RTW Retailwinds, Inc. (the "Company"), hereby certifies, based on his knowledge, that the Annual Report on Form 10-K of the Company for the year ended February 1, 2020 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2020

/s/ SHEAMUS TOAL Sheamus Toal Chief Executive Officer and Chief Financial Officer

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002